Ex-99.(j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Goldman Sachs Trust of our reports dated February 24, 2026, relating to the financial statements and financial highlights of each of the funds listed in Appendix A (collectively, the “Funds”), which appear in the Funds’ Annual Reports on Form N-CSR for the period ended December 31, 2025. We also consent to the references to us within the introductory note and under the headings “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 29, 2026

Appendix A

Fund Book	Fund	Period
Alternative Funds	Goldman Sachs Managed Futures Strategy Fund	January 1, 2025 – December 31, 2025
Alternative Funds	Goldman Sachs Absolute Return Tracker Fund	January 1, 2025 – December 31, 2025
Alternative Funds	Goldman Sachs Commodity Strategy Fund	January 1, 2025 – December 31, 2025
Fund of Funds Portfolios	Goldman Sachs Conservative Allocation Fund	January 1, 2025 – December 31, 2025
Fund of Funds Portfolios	Goldman Sachs Moderate Allocation Fund	January 1, 2025 – December 31, 2025
Fund of Funds Portfolios	Goldman Sachs Growth Allocation Fund	January 1, 2025 – December 31, 2025
Dynamic Global Equity Fund	Goldman Sachs Dynamic Global Equity Fund	January 1, 2025 – December 31, 2025
Real Estate Securities and Global Infrastructure Funds	Goldman Sachs Global Infrastructure Fund	January 1, 2025 – December 31, 2025
Real Estate Securities and Global Infrastructure Funds	Goldman Sachs Real Estate Securities Fund	January 1, 2025 – December 31, 2025
Tax-Advantaged Equity Funds	Goldman Sachs International Tax-Managed Equity Fund	January 1, 2025 – December 31, 2025
Tax-Advantaged Equity Funds	Goldman Sachs U.S. Tax-Managed Equity Fund	January 1, 2025 – December 31, 2025
Tax-Advantaged Equity Funds	Goldman Sachs International Equity Dividend and Premium Fund	January 1, 2025 – December 31, 2025
Tax-Advantaged Equity Funds	Goldman Sachs U.S. Equity Dividend and Premium Fund	January 1, 2025 – December 31, 2025